Exhibit 10.1
SEVENTH AMENDMENT TO CREDIT AGREEMENT
     This Seventh Amendment to Credit Agreement (this “Seventh Amendment”), dated as of June 30, 2006 (the “Effective Date”), is by and among DELTA PETROLEUM CORPORATION, a Colorado corporation (“Borrower”), JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent (“Administrative Agent”), and each of the financial institutions a party hereto as Banks (hereinafter collectively referred to as “Executing Banks,” and individually, an “Executing Bank”).
W I T N E S S E T H:
     WHEREAS, Borrower, Administrative Agent, and the financial institutions party thereto as Banks are parties to that certain Credit Agreement dated as of November 5, 2004 (as heretofore amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, as amended hereby); and
     WHEREAS, Borrower has requested that Banks (i) amend certain terms of the Credit Agreement in certain respects, and (ii) provide a limited waiver of an existing Default and Event of Default more particularly described in Section 2 hereof; and
     WHEREAS, subject to and upon the terms and conditions set forth herein, Executing Banks have agreed to Borrower’s requests.
     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Executing Banks hereby agree as follows:
     Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Seventh Amendment, and subject to the satisfaction of each condition precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended effective as of the Effective Date in the manner provided in this Section 1.
          1.1 Amendment to Definition. The definition of “Loan Papers” contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:
     “Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Notes, each Facility Guaranty which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, the Existing Mortgages (as amended by the Assignment and Amendment to Mortgages), the Assignments and Amendments to Mortgages, all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, all Letters of Credit, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

          1.2 Additional Definition. Section 1.1 of the Credit Agreement shall be amended to add the following definition to such Section:
     “Seventh Amendment” means that certain Seventh Amendment to Credit Agreement dated as of June 30, 2006, among Borrower, Administrative Agent and Banks party thereto.
          1.3 Amendment to Information Covenant. Section 8.1 of the Credit Agreement shall be amended to (a) delete the “and” at the end of clause (m) thereof, (b) delete the period at the end of clause (n) thereof, and to insert in lieu of such period a semi-colon (“;”), and (c) add thereto a new clause (o) which shall read in full as follows:
“(o) promptly upon the entering into of any Oil and Gas Hedge Transaction, a certificate of the principal Financial Officer of Borrower, (i) setting forth in reasonable detail the calculations required to establish whether Borrower is in compliance with the requirements of Section 9.11 hereof as of the date of such certificate and after giving effect to such Oil and Gas Hedge Transaction, and (ii) setting forth a summary of the Oil and Gas Hedge Transactions to which Borrower is a party as of the date of such certificate.”
          1.4 Amendment to Hedging Covenant. Section 9.11 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:
     “Section 9.11 Hedge Transactions. Borrower will not, nor will Borrower permit any other Credit Party to, enter into any Oil and Gas Hedge Transactions (which Oil and Gas Hedge Transactions shall not have a tenor of greater than thirty-six (36) months, in each case measured from the date any such Oil and Gas Hedge Transaction is entered into) which would cause the amount of (a) oil which is the subject of Oil and Gas Hedge Transactions in existence at such time to exceed (i) for the period commencing on the Effective Date (as defined in the Seventh Amendment) and continuing through and including December 31, 2007 (the “Initial Measurement Period”), one hundred percent (100%) of Borrower’s anticipated production of oil from Proved Producing Mineral Interests (as reflected in the most recent Reserve Report delivered to Administrative Agent pursuant to Section 4.1 hereof), and (ii) for the period commencing on January 1, 2008 and continuing thereafter, eighty percent (80%) of Borrower’s anticipated production of oil from Proved Producing Mineral Interests (as reflected in the most recent Reserve Report delivered to Administrative Agent pursuant to Section 4.1 hereof), and (b) gas which is the subject of Oil and Gas Hedge Transactions in existence at such time to exceed (i) for the Initial Measurement Period, one hundred percent (100%) of Borrower’s anticipated production of gas from Proved Producing Mineral Interests (as reflected in the most recent Reserve Report delivered to Administrative Agent pursuant to Section 4.1 hereof), and (ii) for the period commencing on January 1, 2008 and continuing thereafter, eighty percent (80%) of Borrower’s anticipated production of gas from Proved Producing Mineral Interests (as reflected in the most recent Reserve Report delivered to Administrative Agent pursuant to Section 4.1 hereof). Promptly upon entering into any Oil and Gas Hedge Transaction, Borrower shall provide to each Bank the certificate required by Section 8.1(o) hereof.”

     Section 2. Limited Waiver. Borrower hereby (a) acknowledges that (i) Borrower has failed to comply with certain of the provisions set forth in Section 9.11 of the Credit Agreement as in effect prior to the Effective Date (the “Specified Default”), and (ii) the Specified Default constitutes an Event of Default under the Credit Agreement, and (b) requests that Banks waive the Specified Default. In reliance on the representations, warranties, covenants and agreements contained in the Credit Agreement and this Seventh Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, Banks hereby waive the Specified Default. The limited waiver contained in this Section 2 is limited solely to Section 9.11 of the Credit Agreement (as in effect prior to the Effective Date), and solely for violations occurring with respect to Oil and Gas Hedge Transactions entered into by Borrower prior to the Effective Date. The limited waiver set forth in this Section 2 is a limited, one-time waiver, and nothing contained herein shall obligate Banks to grant any additional or future waiver with respect to, or in connection with, any provisions of the Credit Agreement or any other Loan Paper.
     Section 3. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof, and the limited waiver granted in Section 2 hereof, is subject to the satisfaction of each condition precedent set forth in this Section 3:
          3.1 Amendment Fee. Upon execution of this Seventh Amendment by Required Banks, Borrower shall pay to Administrative Agent, for the benefit of Executing Banks, a fee in the amount of $5,000 for each Executing Bank.
          3.2 No Defaults. After giving effect to the amendments contained in Section 1 hereof and the limited waiver granted in Section 2 hereof, no Default, Event of Default or Borrowing Base Deficiency shall exist, and, without limiting the foregoing, Borrower shall be in compliance with the provisions of Section 5.1 of the Credit Agreement.
          3.3 Fees and Expenses. Borrower shall have paid (a) all fee and amounts as Borrower shall be required to pay to Administrative Agent and its Affiliates pursuant to any separate agreement between or among Borrower, Administrative Agent and/or its Affiliates, and (b) all reasonable fees and expenses incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Seventh Amendment, including, without limitation, all reasonable fees and expenses of Vinson & Elkins L.L.P., counsel to Administrative Agent.
          3.4 Other Documentation. Administrative Agent shall have received such other documents, instruments and agreements as it or any Bank may reasonably request, all in form and substance reasonably satisfactory to Administrative Agent and Required Banks.
     Section 4. Representations and Warranties of Borrower. To induce Banks and Administrative Agent to enter into this Seventh Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows:

          4.1 Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this Seventh Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower except Permitted Encumbrances.
          4.2 Validity and Enforceability. This Seventh Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.
          4.3 Accuracy of Representations and Warranties. Each representation and warranty of each Credit Party contained in the Loan Papers is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).
          4.4 Absence of Defaults. After giving effect to the amendments contained in Section 1 hereof and the limited waiver granted in Section 2 hereof, no Default or Event of Default has occurred which is continuing.
          4.5 No Defense. Borrower has no defense to payment of, or any counterclaim or rights of set-off with respect to, all or any portion of the Obligations.
     Section 5. Miscellaneous.
          5.1 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect, and are hereby ratified and confirmed. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.
          5.2 Confirmation of Loan Papers and Liens. As a material inducement to Banks to make the agreements and grant the consents, waivers and amendments set forth herein, Borrower hereby (a) acknowledges and confirms the continuing existence, validity and effectiveness of the Loan Papers and the Liens granted thereunder, (b) agrees that the execution, delivery and performance of this Seventh Amendment and the consummation of the transaction contemplated hereby shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Papers and Liens, and (c) acknowledges and agrees that the Liens granted under the Loan Papers secure, and after the consummation of the transactions contemplated hereby will continue to secure, the payment and performance of the Obligations as first priority perfected Liens.

          5.3 Parties in Interest. All of the terms and provisions of this Seventh Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
          5.4 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Seventh Amendment.
          5.5 Counterparts. This Seventh Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Seventh Amendment until Borrower and Required Banks have executed a counterpart. Facsimiles shall be effective as originals.
          5.6 Complete Agreement. THIS SEVENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
          5.7 Headings. The headings, captions and arrangements used in this Seventh Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Seventh Amendment, nor affect the meaning thereof.
          5.8 Effectiveness. This Seventh Amendment shall be effective automatically and without necessity of any further action by Borrower, Administrative Agent or Banks when counterparts hereof have been executed by Borrower, Administrative Agent and Required Banks, and all conditions to the effectiveness hereof set forth herein and in the Credit Agreement have been satisfied (including, without limitation, all conditions precedent set forth in Section 3 hereof).
     IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.
[Signature pages to follow]

SIGNATURE PAGE TO
SEVENTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
DELTA PETROLEUM CORPORATION, AS BORROWER,
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

BORROWER:

DELTA PETROLEUM CORPORATION, a Colorado corporation

By:	/s/ Kevin K. Nanke,

Kevin K. Nanke,
Treasurer and Chief Financial Officer
     Each of the undersigned (i) consent and agree to this Seventh Amendment, and (ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

ACKNOWLEDGED AND AGREED TO BY:

DELTA EXPLORATION COMPANY, INC., a Colorado corporation

By:	/s/ Kevin K. Nanke,

Kevin K. Nanke,
Chief Financial Officer

PIPER PETROLEUM COMPANY, a Colorado corporation

By:	/s/ Kevin K. Nanke,

Kevin K. Nanke,
Chief Executive Officer
[Signature Page - 1]

SIGNATURE PAGE TO
SEVENTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
DELTA PETROLEUM CORPORATION, AS BORROWER,
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ J. Scott Fowler,

J. Scott Fowler,
Senior Vice President

BANKS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ J. Scott Fowler,

J. Scott Fowler,
Senior Vice President
[Signature Page - 2]

SIGNATURE PAGE TO
SEVENTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
DELTA PETROLEUM CORPORATION, AS BORROWER,
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

BANK OF OKLAHOMA, N.A.

By:	/s/ Allen Rheem,

Allen Rheem,
Vice President
[Signature Page - 3]

SIGNATURE PAGE TO
SEVENTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
DELTA PETROLEUM CORPORATION, AS BORROWER,
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Kathryn A. Gaiter,

Kathryn A. Gaiter,
Vice President
[Signature Page - 4]

SIGNATURE PAGE TO
SEVENTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
DELTA PETROLEUM CORPORATION, AS BORROWER,
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

CAPITAL ONE BANK N.A. (formerly Hibernia National Bank)

By:	/s/ Nancy G. Moragas,

Nancy G. Moragas,
Senior Vice President
[Signature Page - 5]

SIGNATURE PAGE TO
SEVENTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
DELTA PETROLEUM CORPORATION, AS BORROWER,
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

COMERICA BANK
Rebecca L. Harper for Matthew

By:	/s/ Rebecca L. Harper

Matthew J. Purchase,
Vice President
[Signature Page - 6]

SIGNATURE PAGE TO
SEVENTH AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
DELTA PETROLEUM CORPORATION, AS BORROWER,
JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT
AND THE BANKS PARTY THERETO

BANK OF SCOTLAND

By:	/s/ Karen Weich

Karen Weich,
Assistant Vice President
[Signature Page - 7]